SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                           THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:  July 21, 1999            Commission file number 1-5805



                        THE CHASE MANHATTAN CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                                              13-2624428
(State or other jurisdiction                             (I.R.S. Employer
 of incorporation)                                        Identification No.)


     270 Park Avenue, New York, NY                               10017
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code (212) 270-6000

Item 5. Other Events
--------------------

The Chase Manhattan Corporation ("Chase") announced on July 21, 1999 operating diluted earnings per share of $1.55 in the second quarter of 1999, up 28 percent from $1.21 per share in the second quarter of 1998. Reported diluted earnings per share were $1.60 in the 1999 second quarter, up 33 percent from $1.20 in the second quarter of 1998. For the first six months of 1999 operating diluted earnings per share were $2.87, up from $2.38 per share for the first six months of 1998, and reported diluted earnings per share were $2.92, up from $2.00 per share for the first six months of 1998. Operating results (revenues and earnings) exclude the impact of credit card securitizations, restructuring costs and special items.

A copy of Chase's earnings press release is attached as an exhibit hereto. That press release may contain statements that are forward looking within the meaning of the Private Securities Litigation Act of 1995. Such statements are subject to risks and uncertainties and Chase's actual results may differ materially from those set forth in such forward looking statements. Reference is made to Chase's reports filed with the Securities and Exchange Commission, in particular Chase's Annual Report on Form 10-K for the year ended December 31, 1998, for a discussion of factors that may cause such differences to occur.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


The following exhibit is filed with this report:


Exhibit Number                                   Description

   99.1                          Press Release - 1999 Second Quarter Earnings.

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.









                                               THE CHASE MANHATTAN CORPORATION
                                                        (Registrant)




Dated July 22, 1999                            by   /s/JOSEPH L. SCLAFANI
------------------                                -------------------------
                                                      Joseph L. Sclafani
                                         Executive Vice President and Controller
                                                [Principal Accounting Officer]

                                 EXHIBIT INDEX



Exhibit Number                    Description             Page at Which Located

     99.1               Press Release - 1999 Second
                                       Quarter Earnings           6